                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant     [x]
Filed by a Party other than the Registrant  [ ]

CHECK THE APPROPRIATE BOX:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              GREAT FALLS BANCORP
................................................................................
                (Name of Registrant as Specified In Its Charter)

                              GREAT FALLS BANCORP
................................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1)   Title of each class of securities to which transaction applies:
     ...........................................................................
     2)   Aggregate number of securities to which transaction applies:
     ...........................................................................
     3) Per unit price or other underlying value of transaction pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ...........................................................................
     4)   Proposed maximum aggregate value of transaction:
     ...........................................................................
     5)   Total fee paid:
     ...........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount previously paid:
     ...........................................................................
     2)  Form, Schedule or Registration Statement No.:
     ...........................................................................
     3)  Filing Party:
     ...........................................................................
     4)  Date Filed:
     ...........................................................................

                              GREAT FALLS BANCORP
                               Totowa, New Jersey
                                  201-942-1111

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 18, 1995

                         -----------------------------


  The Annual Meeting of Stockholders of Great Falls Bancorp (the "Corporation") will be held at the main office of Great Falls Bank, 55 Union Boulevard, Totowa, New Jersey, on Tuesday, April 18, 1995, at 4:00 p.m. for the following purposes:

         1. To elect two directors to serve for a term of three years as described in the accompanying Proxy Statement.

         2. To adopt the 1995 Stock Option Plan

         3. To transact such other business as may properly come before the meeting and any adjournments thereof.

  Only stockholders of record at the close of business on February 28, 1995, are entitled to notice of and to vote at the meeting.

  You are urged to read carefully the attached Proxy Statement relating to the meeting.

  Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to do so, please date and sign the enclosed proxy form and return it in the enclosed envelope as promptly as possible. You may revoke your proxy by giving notice of such revocation to the management of the Corporation prior to the meeting or by attending the meeting and withdrawing your proxy.


                                      By order of the Board of Directors,



                                      Edith A. Leonhard, Secretary


Totowa, New Jersey
March 31, 1995

                              GREAT FALLS BANCORP
                               55 UNION BOULEVARD
                            TOTOWA, NEW JERSEY 07512

            PROXY STATEMENT FOR 1995 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 18, 1995

  This Proxy Statement is furnished to the stockholders of Great Falls Bancorp, a New Jersey corporation (the "Corporation"), commencing approximately March 31, 1995, in connection with the solicitation of Proxies by the Board of Directors of the Corporation. The Proxies solicited hereby are to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on April 18, 1995, and at any adjournments thereof. The Meeting will be held at 4:00 p.m. at the Main Office of Great Falls Bank, 55 Union Boulevard, Totowa, New Jersey.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth information concerning beneficial ownership of the Corporation's Common Stock by the only persons known to the Corporation to be beneficial owners of more than 5% of the Corporation's outstanding Common Stock on December 31, 1994. There is a considerable overlap of shares beneficially owned by the first four persons on the table. All shares of a named person are deemed to be subject to that person's sole voting power and sole investment power unless otherwise indicated.

      Name and Address of          Amount and Nature of
       Beneficial Owner            Beneficial Ownership*   Percent of Class
---------------------------------------------------------------------------
Annemarie Appleton                      44,285    (a)            5.42%
29 Georgia Drive
Wayne, NJ 07470

Trust U/W Michael A. Simonelli          42,062                   5.15%
439 Parish Drive
Wayne, NJ 07470

Yolanda Simonelli                       54,558    (b)            6.68%
439 Parish Drive
Wayne, NJ 07470

Michael J. Mulligan                     46,767    (c)            5.72%
c/o Smith Barney
10 Madison Ave
Morristown NJ 07962

Marino A. Bramante, DDS                 54,483    (d)            6.50%
659 Valley Road
Wayne, New Jersey 07470

Robert J. Conklin                       50,980    (e)            6.09%
3 Tice Road
Franklin Lakes, NJ 07417

John L. Soldoveri                      130,111    (f)           15.37%
3 Battle Ridge Trail
Totowa, NJ 07512

Alfred R. Urbano                        94,013    (g)           11.38%
602 Mt. Lebanon Road
Wilmington, DE 19803

* Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares (i) owned by a spouse, minor children or relatives sharing the same house, (ii) owned by entities owned or controlled by the named person, and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Such options include the right to purchase shares pursuant to Cancellable Mandatory Stock Purchase Contracts due 11/1/97 ("Equity Contracts"). In accordance with SEC rules relating to the computation of beneficial ownership, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by all other persons. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(a) Consists primarily of 42,062 shares owned by a trust established under the Will of Michael A. Simonelli (the "Simonelli Trust") of which Mrs. Appleton acts as a co-trustee (with Michael J. Mulligan, referred to in note (c) below). Mrs. Appleton also has the right to acquire 1,015 shares pursuant to the exercise of Equity Contracts. Mrs. Appleton is a director of Great Falls Bank.

(b) Includes 42,062 shares owned by the Simonelli Trust. Although Mrs. Simonelli is a beneficiary of the Simonelli Trust, she is not a trustee and has no voting power or dispositive power over the stock owned by such trust. She therefore disclaims beneficial ownership for purposes of SEC Regulation 13D.

(c) Consists primarily of 42,062 shares owned by the Simonelli Trust, of which Mr. Mulligan acts as a co-trustee (with Mrs. Appleton). Mr. Mulligan also has the right to acquire 846 shares pursuant to the exercise of Equity Contracts.

(d) Includes 22,123 shares held by Dr. Bramante's employer's retirement trust, of which Dr. Bramante is sole trustee and a beneficiary. Also includes 21,683 shares which Dr. Bramante has the right to acquire pursuant to Equity Contracts and stock options.

(e) Includes 18,373 shares owned by a corporation owned by Mr. Conklin and his wife and 419 shares owned by his wife. Also includes 21,514 shares which Mr. Conklin has the right to acquire pursuant to Equity Contracts and stock options (including his wife's right to acquire 3,384 shares pursuant to Equity Contracts).

(f) Includes 24,558 shares owned by Mr. Soldoveri's wife. Also includes 30,397 shares which Mr. Soldoveri has the right to acquire pursuant to Equity Contracts (as to 29,187 shares) and stock options (1,210 shares).

(g) Mr. Urbano's right to acquire beneficial ownership of a total of 10,262 shares, pursuant to Equity Contracts (as to 9,052 shares) and stock options (1,210 shares), is included in this total.


                    INFORMATION CONCERNING PROXY AND VOTING

PURPOSES OF MEETING

  The Board of Directors intends to present two matters to be voted upon at the Meeting, namely (1) the election of two directors of the Corporation, to serve for a term of three years and until their respective successors are elected and qualified (see "PROPOSAL ONE -- ELECTION OF DIRECTORS"), and (2) approving the adoption of the 1995 Stock Option Plan (see "PROPOSAL TWO -- APPROVAL OF THE ADOPTION OF THE GREAT FALLS BANCORP 1995 STOCK OPTION PLAN"). Except for these two matters, the Board of Directors does not know of any other matter to be presented for consideration at the Meeting. Should any other matter come before the Meeting, however, the persons named in the accompanying Proxy will have the discretionary authority to vote all Proxies with respect to any such other matter in accordance with their judgment.

VOTES REQUIRED; SHARES ENTITLED TO VOTE

  Only stockholders of record of the Corporation's common stock at the close of business on February 28, 1995 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. The Corporation has outstanding only common stock, $1.00 par value per share ("Common Stock"), of which 816,190 shares were issued and outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on each matter to come before the Meeting. Directors shall be elected by a plurality of the votes cast, in person or by proxy, by the holders of shares entitled to vote at the Meeting. Approval of all other matters to come before the Meeting will require the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of Common Stock entitled to vote at the Meeting.

VOTING OF PROXY

  Enclosed with this Proxy Statement is a form of Proxy designed to permit each stockholder of record on the Record Date to vote on matters proposed to come before the Meeting. This Proxy is solicited by the Corporation's Board of Directors. Shares will be voted as specified on a Proxy. If there is no specification, a signed Proxy will be voted in favor of the proposals to elect the Board's nominees to the Board of Directors and for approval of the 1995 Stock Option Plan. Should any other matters come before the Meeting, the persons named in the accompanying Proxy will have the discretionary authority to vote all Proxies with respect to any such other matters in accordance with their judgment.

REVOCABILITY OF PROXY

  The enclosed Proxy may be revoked by the person giving the Proxy at any time prior to the voting thereof. Revocation may occur by filing with the Secretary of the Corporation a written revocation or a duly executed Proxy bearing a later date. A stockholder entitled to vote who has previously executed a Proxy may attend the Meeting and vote in person, provided such stockholder has filed a written notice of revocation of such Proxy with the Secretary of the Meeting prior to the voting of such Proxy.

COSTS OF SOLICITATION

  The costs of soliciting Proxies for the Meeting will be borne by the Corporation. Following the mailing of these Proxies, directors, officers and employees of the Corporation and its subsidiary may solicit Proxies by mail, telephone, telegraph and personal interviews (without compensation other than their regular compensation). The Corporation will also make arrangements with brokers, dealers, nominees, custodians and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Corporation may reimburse them for their reasonable out-of-pocket expenses.


                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

  The Corporation's directors are elected on a staggered term basis, with each class of directors consisting, as nearly as may be, of one-third of the number of directors then constituting the whole Board. The term of one of the classes expires each year, and each class is elected for a three-year term. For the coming year the Board of Directors has fixed the total number of directors at seven, of which two are to be elected at the Meeting for three-year terms.

  The Board of Directors, which has no nominating committee, has nominated George E. Irwin and Alfred R. Urbano, each of whom is a member of the current Board whose term expires in 1995, for reelection to serve for three-year terms expiring in 1998 and until their respective successors are elected and have qualified. If, at the time of the Meeting, one or more of such nominees should be unable to serve or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee will be required.

  Other nominations may be made pursuant to the Corporation's Bylaws, which require among other things that advance written notice of any such nomination be delivered or mailed to the Corporation's Chairman of the Board. Any such written nomination shall be delivered or mailed not less than 14 days prior to the Meeting, provided, that if less than 21 days' notice of the Meeting is given to stockholders, then such nomination shall be mailed or delivered to the Chairman of the Board not later than the close of business on the 7th day following the day on which the Notice of Meeting was mailed. Notice is being given less than 21 days prior to the Meeting this year.

  The Corporation's Bylaws permit the Board of Directors to increase the number of directors by not more than two members, and to fill the vacancies created by such increase, between Annual Meetings of

Stockholders. In the event of any such increase in the number of directors by the Board, the terms of the directors filling such vacancies shall be fixed by the Board in such manner as to result in each class consisting, as nearly as may be, of one-third of the number of directors then constituting the whole Board as so increased. A Director elected by the Board to fill a vacancy created in such manner will serve only until the next Annual Meeting of Stockholders, at which time the stockholders will elect such Director's successor for the succeeding term, or if applicable, for the remaining portion of the full term previously fixed by the Board. The Board of Directors has no plans at the present time to make any such increase and fill vacancies prior to the Meeting.

  Information with respect to Messrs. Irwin and Urbano, as well as the other directors and executive officers of the Corporation, is provided below under the caption "DIRECTORS AND EXECUTIVE OFFICERS."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITS NOMINEES FOR DIRECTORS SET FORTH IN THIS PROXY STATEMENT.


                        DIRECTORS AND EXECUTIVE OFFICERS

  Following is information with respect to the current and past five years' business experience, age and directorships of the current directors of the Corporation, other directors of the Corporation's subsidiary, Great Falls Bank (the "Bank"), and executive officers of the Corporation. Each of the two nominees for election as director at the Meeting currently serves as a Director of the Corporation. Such nominees and each of the other directors of the Corporation are also directors of the Bank.

Nominees for Three-Year Terms Expiring at Annual Meeting in 1998

  George E. Irwin, age 51, has served since 1987 as Vice President of the Corporation and as the Bank's President and Chief Executive Officer. During 1986 Mr. Irwin was the Bank's Executive Vice President, Treasurer, and Senior Loan Officer. He has been a Director of the Corporation since 1987.

  Alfred R. Urbano, age 48, has been the President of Rubicon Realty Corp., a real estate investment firm, since 1980, and is active in the real estate business as an investor and a manager, directly and through various entities. Mr. Urbano has served as a Director of the Corporation since 1986.

Directors Whose Terms Expire at Annual Meeting in 1997

  Marino A. Bramante, age 62, an orthodontist, has been the President of M.A. Bramante, D.D.S., P.A. since 1960. He has served as a Director of the Corporation since 1985.

  Robert J. Conklin, age 59, has been the President of The Conklin Corporation, which is engaged in construction and engineering, since 1960. He is also President of an electronics firm, Crystal Accel. He has been a Director of the Corporation since 1985.

  William T. Ferguson, age 52, has been the Vice President of Ted Car Inc., an auto wholesaler, since 1977. He is Vice President of Riverview Auto Parts. He has served as a Director of the Corporation since 1985.

Directors Whose Terms Expire at Annual Meeting in 1996

  Joseph A. Lobosco, age 60, recently retired as the Senior Partner of Joseph Lobosco & Sons, an insurance agency, of which he had been a partner since 1961. He has served as a Director of the Corporation since 1990.

  John L. Soldoveri, age 70, is the Chairman of the Board of Directors and President of the Corporation. He was President of Soldoveri Agency and Rhodes Agency Inc., real estate brokerage and insurance agency firms, for many years until 1991. He has served as Vice President of both companies since 1991. Mr.

Soldoveri has also been a controlling partner in Anjo Realty since 1980 and is an active investor in real estate, directly and through various entities. Mr. Soldoveri has been a Director of the Corporation since 1984.


Other Directors of Great Falls Bank

  In addition to the seven directors of the Corporation named above, the Bank's directors are Annemarie Appleton, David M. Corry, and Robert B. Coyle, who frequently attend meetings of the Corporation's Board of Directors.

  Mrs. Appleton, age 37, has been Vice President of Manufacturing of Knickerbocker Machine Shop, Inc. (manufacturing) since February, 1991, where she was quality control manager prior thereto. Mrs. Appleton has served as a director of the Bank since May, 1993.

  Mr. Corry, age 37, has been a partner of the certified public accounting firm Bruno, DiBello & Co., LLC, of Totowa, New Jersey, since 1987. Mr. Corry has served as a director of the Bank since 1988.

  Mr. Coyle, age 65, was previously a Director of Product Development for New Jersey Bell (communications utility), a position from which he retired in 1989. Mr. Coyle has served as a director of the Bank since January, 1993.


Executive Officers

  John L. Soldoveri, Chairman of the Board of Directors and President, see above.

  George E. Irwin, Vice President, see above.

  Naqi A. Naqvi, age 38, has been the Treasurer of the Corporation since 1988. Mr. Naqvi has served as Vice President and Treasurer of the Bank since 1987.

  In addition to Mr. Irwin and Mr. Naqvi, the Bank's other current senior officers are James W. DeBow, Vice President, Donald W. Walsh, Vice President, and Toby W. Giardiello, Vice President.

  James W. De Bow, age 54, has been Vice President and Business Development Officer of the Bank since 1993. From 1990 to 1993, he was President and CEO and a Director of First Savings Bank of Little Falls, New Jersey.

  Donald J. Walsh, age 56, has been Vice President and Senior Loan Officer of the Bank since 1992. From 1989 to 1992, he was Vice President of Midlantic Bank in Edison, NJ.

  Toby W. Giardiello, age 40, has been Vice President, Security Officer and Compliance Officer of the Bank since 1987.



                        SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information concerning the beneficial ownership of Common Stock, as of December 31, 1994, by each director of the Corporation and the Bank, each executive officer of the Corporation, and all directors of the Corporation and the Bank and the Corporation's executive officers as a group. Although Mrs. Appleton and Messrs. Corry and Coyle are directors of the Bank they are not directors of the Corporation, and the inclusion of information below concerning their beneficial ownership of Common Stock shall not constitute an admission that they are subject to the reporting or other provisions of
Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"). All directors and executive officers have an address c/o Great Falls Bancorp, 55 Union Boulevard, Totowa, New Jersey 07512.

    Name of                       Amount and Nature of
Beneficial Owner                  Beneficial Ownership**    Percent of Class
--------------------------------------------------------------------------------

Annemarie Appleton                     44,285    (a)              5.42%

Marino A. Bramante                     54,483    (b)              6.50%

Robert J. Conklin                      50,980    (c)              6.09%

David M. Corry                          3,493    (d)              0.43%

Robert B. Coyle                         5,053    (e)              0.62%

William T. Ferguson                    15,260    (f)              1.87%

George E. Irwin*                       32,552    (g)              3.98%

Joseph A. Lobosco                      21,962    (h)              2.66%

John L. Soldoveri                     130,111    (i)             15.37%

Alfred R. Urbano*                      94,013    (j)             11.38%

All directors and executive officers
 as a group (11 in number including
 individuals named above).            455,212  (a)-(k)           49.63%
===================================================================================

*    Nominee for reelection at the Meeting.

** Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares (i) owned by a spouse, minor children or relatives sharing the same home, (ii) owned by entities owned or controlled by the named person, and (iii) with respect to which the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Such options include the right to purchase shares pursuant to Equity Contracts. In accordance with the Commission's rules relating to the computation of beneficial ownership, the percentage of common stock beneficially owned by a person or group assumes the exercise of options held by such person or group but the nonexercise of options held by all other persons. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(a) Consists primarily of 42,062 shares owned by the Simonelli Trust, of which Mrs. Appleton acts as a co-trustee. Mrs. Appleton also has the right to acquire 1,015 shares pursuant to the exercise of Equity Contracts.

(b) Includes 22,123 shares held by Dr. Bramante's employer's retirement trust, of which Dr. Bramante is sole trustee and a beneficiary. Also includes 21,683 shares which Dr. Bramante has the right to acquire pursuant to Equity Contracts and stock options.

(c) Includes 18,373 shares owned by a corporation owned by Mr. Conklin and his wife and 419 shares owned by his wife. Also includes 21,514 shares which Mr. Conklin has the right to acquire pursuant to Equity Contracts and stock options (including his wife's right to acquire 3,384 shares pursuant to Equity Contracts).

(d) Includes 1,210 shares subject to presently exercisable stock options held by Mr. Corry, and 423 shares held subject to Equity Contracts which Mr. Corry owns as custodian for his children.

(e) Includes 1,210 shares subject to presently exercisable stock options held by Mr. Coyle, and 1,692 shares held subject to Equity Contracts which Mr. Coyle owns jointly with his wife.

(f) Includes 1,210 shares subject to presently exercisable stock options, 1,689 shares owned by Mr. Ferguson's children, and 1,689 shares owned by a corporation of which Mr. Ferguson is a shareholder. Mr. Ferguson disclaims beneficial ownership of the shares held by such corporation except his pro rata interest therein, consisting of 845 shares.

(g) Includes 1,180 shares owned by a corporation controlled by Mr. Irwin, and 166 shares owned by Mr. Irwin's children. Mr. Irwin also has the right to acquire 906 shares pursuant to options exercisable within 60 days.

(h) Includes 605 shares owned by Mr. Lobosco's wife and 3,836 shares owned by a partnership of which Mr. Lobosco was a 50% general partner as of December 31, 1994. Mr. Lobosco disclaims beneficial ownership of 50% or 1,918 of the shares held by such partnership as of that date, and he further disclaims beneficial ownership of all 3,836 shares after that date as a result of having sold his interest in the partnership. Also includes Mr. Lobosco's right to acquire beneficial ownership of a total of 8,567 shares, pursuant to Equity Contracts (as to 7,357 shares, including his indirect interest through his employer's retirement trust, 2,115 shares, and his wife's sole right to acquire 1,692 shares) and stock options (1,210 shares).

(i) Includes 24,558 shares owned by Mr. Soldoveri's wife. Also includes 30,397 shares which Mr. Soldoveri has the right to acquire pursuant to Equity Contracts (as to 29,187 shares) and stock options (1,210 shares).

(j) Mr. Urbano's right to acquire beneficial ownership of a total of 10,262 shares, pursuant to Equity Contracts (as to 9,052 shares) and stock options (1,210 shares), is included in this total.

(k) The total for all directors and executive officers includes the right to acquire 100,992 shares pursuant to Equity Contracts and stock options exercisable within 60 days.



                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

  Prior to March, 1994, the Corporation's directors were not compensated for attending meetings of its Board of Directors. Beginning in March, 1994, the Corporation's directors were compensated for services rendered in that capacity at the rate of $200 per meeting attended. The Corporation paid a total of $13,000 to its directors for 1994 in that capacity. Prior to March, 1994, the Bank's directors were compensated $150 for each meeting of the Bank's Board they attended and $75 for each meeting they attended of the Bank Board's Executive Committee, Loan Committee, Audit Committee and Personnel Committee. During March, 1994, the Bank directors' fee structure was changed to $250 for each meeting of the Bank's Board attended, $150 for Executive Committee meetings, $100 for Loan Committee meetings and $75 for all other committee meetings attended. The Bank paid a total of $55,150 in directors fees during 1994 to all directors of the Bank for acting in those capacities, of which $41,050 was paid to those Bank directors who are also directors of the Corporation.

  In addition, during 1994 the Corporation's directors other than Mr. Irwin each exercised options (which had been granted to such directors during 1993 under the 1993 Stock Option Plan) to purchase 605 shares of Common Stock at a price of $8.26 per share. (Both the number of shares and the option price were adjusted to reflect stock dividends paid after the options were granted.) Mr. Lobosco exercised his options on November 1, 1994, when the mean between the bid and asked prices per share of Common Stock (as quoted by Ryan, Beck & Co., a principal market maker in the Common Stock) was $11.875, and thus realized $2,184 upon his exercise of stock options. Each of Messrs. Bramante, Conklin, Ferguson, Soldoveri and Urbano exercised his options at the end of December, 1994, when the mean between the bid and asked prices per share of Common Stock, as quoted by Ryan, Beck & Co., was $12.50. Each of such directors thus realized $2,563 upon the exercise of his stock options during 1994.


Executive Officers' Compensation

  The following table sets forth compensation with respect to the years ended December 31, 1994, 1993 and 1992 for services rendered in all capacities to the Corporation and its subsidiaries by (i) the only person who acted as the Corporation's Chief Executive Officer during 1994 and (ii) the only other person who was an executive officer at the end of 1994 whose total annual salary and bonus for 1994 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                 Long Term
                                Annual Compensation             Compensation
--------------------------------------------------------------------------------
    Name and                   Salary         Other Annual     Stock Options
Principal Position    Year       ($)         Compensation    Awarded (#) /(1)/
--------------------------------------------------------------------------------
JOHN L. SOLDOVERI     1994       0           $20,238 /(2)/              0
President and Chief   1993       0           $13,638 /(2)/            2,420
Executive Officer     1992       0           $ 4,575 /(2)/              0
GEORGE E. IRWIN       1994  $127,530 /(3)/   $42,036 /(4)/           11,700
Vice President        1993  $118,535 /(3)/   $34,566 /(4)/              0
                      1992  $113,386 /(3)/   $27,085 /(4)/            4,400
--------------------------------------------------------------------------------

(1) The numbers of shares underlying stock options awarded in a given year have been adjusted to reflect increases in such shares resulting from the Corporation's payment of stock dividends after the awards.

(2) Primarily represents fees paid for attendance at meetings of the Bank's Board of Directors and committees of that Board. The 1994 amount also includes monthly stipends totalling $8,500 during that year. The 1994 and 1993 amounts include compensation of $2,563 and $1,188, respectively, realized upon Mr. Soldoveri's exercise of options to purchase Common Stock during those years.

(3) In December, 1987, the Corporation entered into an agreement to continue Mr. Irwin's employment as Vice President of the Corporation and President and Chief Executive Officer of the Bank. The agreement was for an initial period of one year commencing January 1, 1988, subject to provisions for earlier termination and for annual extensions. The agreement has been extended for 1995 at an annual salary of $135,000, plus an auto allowance of $750 per month and certain other benefits.

(4) These amounts consist primarily of employer contributions on behalf of Mr. Irwin to the Corporation's 401-K Plan ($16,324 for 1994, $14,612 for 1993, and $12,392 for 1992). The amounts also include an auto allowance of $750 per month, or $9,000 per year, for each of the three years indicated. Finally, these amounts include compensation of $16,712, $10,954 and $5,693 realized during 1994, 1993 and 1992, respectively, by Mr. Irwin upon his exercise of stock options.


                      INFORMATION CONCERNING STOCK OPTIONS

  The Corporation's 1988 Nonstatutory Stock Option Plan (the "1988 Plan") provides for the grant of stock options to key employees, as determined by the Board of Directors, to purchase shares of Common Stock within prescribed periods at prices not less than the Common Stock's approximate fair market value on the date of grant. During December 1994, pursuant to the Corporation's 1988 Plan, the Board of Directors granted options to a total of 15 employees to purchase a total of 19,900 shares at a price of $12.50 per share, which was equal to the mean between the bid and asked prices per share of Common Stock on the effective date of grant. The following table contains information concerning the grant of stock options during 1994 to the named executive officer of the Corporation.

                            OPTIONS GRANTED IN 1994

                                   Individual Grants
----------------------------------------------------------------------------------------
                   Number of Securities    % of Total Options   Exercise or
                    Underlying Options    Granted to Employee    Base Price   Expiration
      Name              Granted (#)         in Fiscal Year       ($/share)       Date
----------------------------------------------------------------------------------------

George E. Irwin        11,700 /(1)/             58.8%             $12.50      12/31/02
========================================================================================

(1) Mr. Irwin's options become "vested" at the rate of 33-1/3% per year commencing January 1, 1995, and each group of vested options will thereafter become exercisable at the rate of 25% per year commencing one year after each vesting date. All such options will lapse on December 31, 2002, subject to earlier lapsing in the event of a termination of Mr. Irwin's employment (except in certain circumstances). The exercisability of Mr. Irwin's options which are otherwise exercisable during any calendar year is subject to the further condition that the Bank shall have achieved targeted return on equity ratios, ranging from 14% to 17%, during the year preceding the year of exercise. The options granted to other employees during 1994 do not contain return on equity conditions to exercisability.


  The following table sets forth information with respect to the named executive officers of the Corporation concerning the exercise of options during 1994 and unexercised options held on December 31, 1994.


                      AGGREGATED OPTION EXERCISES IN 1994
                       AND FISCAL YEAR END OPTION VALUES

                                                Number of Shares        Dollar Value
                                                  Underlying           of Unexercised
                                                  Unexercised           In-the-Money
                                               Options at Fiscal     Options at Fiscal
                                                    Year End           Year End /(1)/
--------------------------------------------------------------------------------------
                     # of Shares    Value
                      Acquired    Realized      Exercisable(E)/       Exercisable(E)/
       Name              on          ($)        Unexercisable(U)      Unexercisable(U)
                      Exercise
 --------------------------------------------------------------------------------------

John L. Soldoveri        605      $ 2,563        1,210(E)              $5,130(E)
George E. Irwin        2,536      $14,988          302(E)             $ 1,280(E)
                                                 4,538(U)             $19,241(U)
=====================================================================================

(1) All unexercised options held by the named individuals were "in-the-money" at the end of 1994. The year-end values of such options has been calculated as the difference between (a) the value of shares subject to such options, using the mean between the bid and asked prices per share of Common Stock on December 31, 1994, as quoted by Ryan, Beck & Co., a principal market maker in the Common Stock, and (b) the aggregate price payable to the Corporation upon exercise of such options.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The building in which the Corporation's offices and the Bank's main branch are situated is owned by Anjo Realty, a partnership in which Mr. Soldoveri, Chairman of the Board and President of the Corporation, has a controlling interest. The leased premises are 10,354 square feet and are at an annual rental of $146,490. Management believes the rental cost is at or below the fair rental value of comparable office space.

  The Corporation provides a liability insurance policy for all of its officers and directors. Coverage is provided by a policy with a major insurance company in the aggregate amount of $1,000,000, with a standard deductible amount per claim. The policy also insures the Corporation against amounts paid by it to indemnify directors and officers. The policy ran for a period of one year from January 1, 1994 to January 1, 1995 at a cost to the Corporation of $10,679. The policy has been increased to the aggregate amount of $1,500,000 and renewed for 1995 at a cost of $11,538.

  Directors and officers of the Corporation and their associates were customers of and had transactions with the Bank during 1994, and it is expected that they will continue to have such transactions in the future. All deposit accounts, loans and commitments comprising such transactions were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management did not involve more than normal risks of collectibility or present other unfavorable features. At December 31, 1994, the total amount of loans made by the Bank to its executive officers and directors was $1,939,000, which represented 23% of stockholders' equity on that date. At that date, the Bank also had a commitment to extend credit under revolving lines of credit totalling $514,000 at various rates, to directors, executive officers and their affiliates.


                   DIRECTORS' COMMITTEES--DIRECTORS' MEETINGS

  The Board has a standing Audit Committee, consisting of Messrs. Soldoveri (Chairman), Bramante, and Urbano. Such Committee met once during 1994. The Audit Committee's functions include: (i) recommending to the Board of Directors the appointment of the Corporation's independent auditors; (ii) reviewing and approving in advance for each year the audit and non-audit services and fees of such auditors; (iii) meeting separately and privately with the independent auditors and the Corporation's internal auditors, if any, to insure that the scope of their activities has not been restricted, and to consider other matters generally pertaining to their examinations; (iv) reviewing the adequacy of internal financial and accounting controls and the results of the auditors' examinations thereof; (v) reviewing matters relating to corporate financial reporting and accounting policies and procedures; and (vi) reporting its findings on any of the above to the Board of Directors, as appropriate.

  The Board also has a standing Stock Option Committee, comprised during 1994 of Messrs. Bramante, Conklin, and Soldoveri. The Stock Option Committee makes recommendations to the Board concerning options to be granted under the Corporation's Stock Option Plans and generally to administer such Plans. Such Committee met twice during 1994. Except for the Audit and Stock Option Committees, there were no nominating, compensation, or other committees of the Board in existence during 1994. The full Board thus in effect acted as such committees.

  In addition, all of the Corporation's directors serve as directors of the Bank, and in that capacity various Board members also serve on committees of the Bank's Board of Directors and through these committees coordinate the functions of the Corporation and the Bank. During 1994, committees of the Bank's Board included the Audit Committee, the Executive Committee, the Loan Committee, the Personnel Committee, the Business Development and Marketing Committee, the Investment Committee, and the Security and Insurance Committee.

  During 1994 the Corporation's full Board of Directors held twelve meetings. None of the Corporation's directors attended fewer than 75% of the total number of meetings of the Board of Directors and committees on which he served.


                                  PROPOSAL TWO
                        APPROVAL OF THE ADOPTION OF THE
                   GREAT FALLS BANCORP 1995 STOCK OPTION PLAN


GENERAL

During December, 1994, the Corporation's Board of Directors adopted the Great Falls Bancorp 1995 Stock Option Plan (the "1995 Plan"). The 1995 Plan provides an opportunity for the non-employee directors of the Bank to purchase shares of the Corporation's Common Stock. The Board has adopted the 1995 Plan for the dual purposes of expanding the Corporation's capital base and providing additional incentive to the existing non-employee directors of the Bank.

  Adoption of the 1995 Plan is subject to approval by the holders of a majority of the outstanding shares of Common Stock entitled to vote at a shareholders meeting. A copy of the 1995 Plan is attached to this Proxy Statement as APPENDIX A and the following description of the 1995 Plan is qualified in its entirety by reference to such Plan.

PURPOSES

  The purposes of the 1995 Plan are: (1) to retain and motivate the Bank's present directors by providing them with the opportunity to share in its future growth through the purchase of shares of Common Stock; and (2) to increase the Corporation's capital by the sale of Common Stock to participants of the 1995 Plan.

  The Bank pays its directors fees for attending meetings of the Bank Board and committees of that Board, and many (but not all) of the Bank's non-employee directors were granted options to purchase Common Stock under the Corporation's 1993 Stock Option Plan ("1993 Plan"), which was previously approved by the shareholders (see the section of this Proxy Statement above entitled "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS--Directors' Compensation"). However, all of the options originally authorized under the 1993 Plan were granted during 1993, and the directors of both the Bank and the Corporation are excluded from eligibility to participate in the Corporation's other stock option plans, namely, the 1985 Incentive Stock Option Plan and the 1988 Nonstatutory Stock Option Plan. The 1995 Plan thus complements the two existing stock option plans for employees.

ADMINISTRATION OF THE PLAN

  The 1995 Plan will be administered by the Corporation's Board of Directors.

STOCK SUBJECT TO THE PLAN

  Under the 1995 Plan, the aggregate number of shares which may be issued pursuant to the exercise of options granted under the Plan is 27,000 shares (subject to adjustment in certain circumstances, including stock dividends, stock splits, reverse stock splits, reorganizations and recapitalizations), which represents approximately 3.3% of the Corporation's Common Stock outstanding on the date of this Proxy Statement. Based upon a fair market value of $12.50 per share on December 31, 1994, the total value of the stock called for by the total number of options eligible to be granted under the 1995 Plan is $337,500.

ELIGIBLE PARTICIPANTS; FORMULA FOR GRANT OF OPTIONS; OPTIONS CONTEMPLATED TO BE GRANTED UNDER THE PLAN

  Those eligible to be granted options under the 1995 Plan ("Participants") are the nine individuals who were non-employee directors of the Bank on December 20, 1994. Six individuals who are the Corporation's present directors other than Mr. George E. Irwin, including Mr. Urbano (the nominee for reelection as director other than Mr. Irwin), are included in this group of Participants. For information about the Corporation's directors, see "PROPOSAL ONE--ELECTION OF DIRECTORS--DIRECTORS AND EXECUTIVE OFFICERS." No options will be granted unless and until the Corporation's shareholders approve the 1995 Plan. The 1995 Plan contemplates that upon its approval by the shareholders, the Corporation's Board will grant to each Participant who is then a director of the Bank an option to purchase 3,000 shares of Common Stock at the option price of $12.50 per share (subject to adjustment in certain circumstances, including stock dividends, stock splits, reverse stock splits, reorganizations and recapitalizations), which was the mean between the bid and asked prices of the Common Stock on December 20, 1994 (the date on which the Corporation's Board of Directors adopted the 1995 Plan).

  The $12.50 per share option price to be used for options to be granted under the 1995 Plan is the same as the fair market value of the Common Stock on December 21, 1994, the effective date of options granted under the 1988 Plan to purchase 19,900 shares granted during December, 1994 to a number of the Bank's employees. The mean between the bid and asked prices per share of Common Stock on February 28, 1995, was $12.50. It is unknown whether the $12.50 per share option price will be greater than, equal to, or less than the fair market value of the Common Stock on the date on which options are actually granted under the 1995 Plan.

TERMS AND CONDITIONS OF OPTIONS

  All granted options will be exercisable to the extent of 1/3 or 1,000 shares for each Participant commencing six months from the date of grant, 2/3 or 2,000 shares for each Participant commencing January 1, 1996, and in full or 3,000 shares for each Participant, commencing January 1, 1997. All options will expire on December 31, 1997. Options will also generally lapse when an option holder is no longer a director of the Bank unless the option holder remains a director of the Corporation. However, in the event of an option holder's death or permanent disability, the 1995 Plan provides that the period of exercisability may be extended for up to one year, but not later than December 31, 1997.

  Common Stock purchased by exercising options may be paid for only by cash or check. The purchase price is payable in full at the time of exercise. An option holder may not transfer an option other than by Will or the laws of descent and distribution.

AMENDMENT AND TERMINATION OF THE 1995 PLAN

  The Corporation's Board of Directors may at any time amend the 1995 Plan, except that shareholder approval is also required for any action which would:
(1) increase the maximum number of shares for which options may be granted; (2) change the class of persons eligible to participate in the Plan; (3) change the formula for granting options; or (4) otherwise cause Rule 16b-3 under the 1934 Act to cease to apply to the Plan. The Board also has the right to suspend or terminate the Plan at any time. However, no action amending or terminating the 1995 Plan may adversely affect a Participant's rights under an outstanding option without that Participant's consent.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain federal income tax consequences to Participants and the Corporation based on federal income tax laws in effect on January 1, 1995. This summary is not intended to be complete and does not describe any state or local tax consequences.

  Options granted under the 1995 Plan are "nonstatutory" stock options. A Participant will not recognize income upon the grant of an option under the 1995 Plan. A Participant will normally recognize ordinary income at the time of exercise equal to the excess of the fair market value at such time of the shares purchased over the option price (the "Spread"). The time of realization of income could, however, be deferred for up to six months if the option holder could be subject to suit under Section 16(b) of the 1934 Act.

  The Bank (and thus the Corporation, assuming a continuation of prior practice of filing a consolidated federal income tax return) will be entitled to a corresponding income tax deduction for federal income tax purposes for the Spread at the same time the Participant's income is recognized, provided applicable withholding requirements and other applicable requirements are met.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL TWO, APPROVAL OF THE ADOPTION OF THE GREAT FALLS BANCORP 1995 STOCK OPTION PLAN.


               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Based upon a review of copies of Forms 3 and 4 filed with the Corporation during 1994, the following persons who were subject to reporting requirements of
Section 16 of the 1934 Act during 1994 (relating to changes in beneficial ownership of the Corporation's Common Stock) failed to file on a timely basis the number of reports indicated below which they were required to file with respect to transactions in Common Stock during 1994:

                       No. of Reports  No. of Transactions covered
Name                     filed late          by late reports
------------------------------------------------------------------
Marino A. Bramante           1                     1
Robert J. Conklin            1                     1
William T. Ferguson          2                     2
Joseph A. Lobosco            1                     1
Naqi A. Naqvi                1                     1


                             STOCKHOLDER PROPOSALS

  Any proposal of a stockholder which is intended to be presented at the 1995 Annual Meeting of Stockholders must be received by the Corporation for inclusion in next year's Proxy Statement on or before December 18, 1995.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  The principal accountant for the Corporation and its subsidiaries for 1994 was Arthur Andersen LLP, Roseland, New Jersey. Arthur Andersen LLP has served in that capacity since 1985. The Corporation has not yet appointed a principal accountant for 1995 since the current engagement for 1994 has not yet expired. It is expected that a representative of Arthur Andersen LLP will be present at the Meeting with the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.


                              FINANCIAL STATEMENTS

  The Corporation's Annual Report to its stockholders for the year ended December 31, 1994, including audited financial statements, is being mailed to the stockholders with this Proxy Statement, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

ON WRITTEN REQUEST OF ANY STOCKHOLDER OF RECORD OR A BENEFICIAL OWNER OF THE CORPORATION'S COMMON STOCK ON FEBRUARY 28, 1995, THE CORPORATION WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE YEAR ENDED DECEMBER 31, 1994. ANY SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO NAQI A. NAQVI, TREASURER, GREAT FALLS BANCORP, 55 UNION BLVD., TOTOWA, NJ 07512.



                                GREAT FALLS BANCORP



                                Edith A. Leonhard, Secretary


Totowa, New Jersey
March 31, 1995

APPENDIX A

                              GREAT FALLS BANCORP
                             1995 STOCK OPTION PLAN
1. PURPOSES

   The purposes of the Great Falls Bancorp 1995 Stock Option Plan are as follows:

   (a) To advance the interests of Great Falls Bancorp and its shareholders by providing all of the present Directors of its bank subsidiary, Great Falls Bank, upon whose judgment, initiative and efforts the successful conduct of the business of Great Falls Bank and therefore the financial success of Great Falls Bancorp are greatly dependent, with an opportunity to share in the future growth of Great Falls Bancorp through the purchase of shares of Great Falls Bancorp's common stock.

   (b) To increase Great Falls Bancorp's capital by encouraging Plan Participants to whom Options are granted to purchase the common stock.

2. DEFINITIONS

   (a) "Bank" means Great Falls Bank, a banking corporation of the State of New Jersey.

   (b) "Corporation" means Great Falls Bancorp, a business corporation of the State of New Jersey.

   (c) "Corporation's Board of Directors" means the Board of Directors of the Corporation as constituted from time to time.

   (d) "Option" means a grant of the right to purchase Stock under the provisions of the Plan.

   (e) "Participant" means any one of the nine individuals who was a member of the Bank's Board of Directors on December 20, 1994 but not a full-time employee of the Bank.

   (f) "Plan" means the Great Falls Bancorp 1995 Stock Option Plan.

   (g) "Stock" means the Corporation's Common Stock, par value $1.00 per share.

3. ADMINISTRATION

   The Plan shall be administered by the Corporation's Board of Directors. The Corporation's Board of Directors is authorized, subject to the provisions of the
Plan: (a) to grant Options to each of the Participants to purchase the same number of shares as each other Participant after approval of the adoption of the Plan by the Corporation's shareholders; (b) to establish such rules and regulations as it deems necessary for the proper administration of the Plan; and
(c) to make whatever determinations and interpretations in connection with the Plan as it deems necessary or advisable. All determinations and interpretations made by the Corporation's Board of Directors shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

4. STOCK SUBJECT TO THE PLAN

   The maximum number of shares of Stock reserved for issuance upon the exercise of Options under the Plan is Twenty-Seven Thousand (27,000) shares, subject to adjustment as provided in (S)9 below. The Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Corporation. To the extent Options are granted, the shares subject to such Options will be unavailable for future grants under the Plan, whether or not the Options are thereafter exercised or terminate, lapse, expire or are canceled without having been exercised.

5. ELIGIBILITY; FORMULA FOR GRANT OF OPTIONS; TERM, VESTING AND EXERCISABILITY OF OPTIONS

   (a) Only a Participant (as defined in (S)2(e) above) shall be eligible to be granted Options; provided, however, that a Participant shall not be eligible unless such Participant is still a Director of the Bank on the date Options are granted by the Corporation's Board of Directors following approval of the Plan by the Corporation's shareholders.

   (b) Following approval of the Plan by the Corporation's shareholders, each Participant shall be eligible to be granted Options to purchase up to Three Thousand (3,000) shares of Stock. The number of granted Options shall be the same for each Participant.

   (c) All granted Options shall be exercisable to the extent of one-third (1/3), or 1,000 shares for each Participant, commencing six (6) months after grant, two-thirds (2/3), or 2,000 shares for each Participant, commencing January 1, 1996, and in full, or 3,000 shares for each Participant, commencing January 1, 1997.

   (d) Granted Options shall lapse to the extent they are not fully exercised by December 31, 1997.

   (e) Except as provided in (S)5(f) or (S)5(g) below, relating to death or permanent disability of a Participant, or except as may be otherwise determined by the Corporation's Board of Directors, in the event of a voluntary or involuntary termination of a Participant's position as a Director of the Bank, that Participant's then outstanding Options shall immediately lapse. A mere change of a Participant's committee assignment on the Bank's Board of Directors shall not result in a lapse of the Option. Notwithstanding the foregoing, if a Participant is a Director of the Corporation when the Participant's position as a Director of the Bank terminates, then such Participant's outstanding Options will not lapse unless and until the Participant's position as a Director of the Corporation also thereafter terminates (voluntarily or involuntarily).

   (f) If a Participant dies while a Director of the Bank, then, notwithstanding any other restrictions on exercisability which might otherwise exist, any unexercised Option then outstanding may be fully exercised by the Participant's personal legal representative(s); provided, however, that the Option will lapse to the extent it shall not have been fully exercised by such person(s) within one year from the date of the Participant's death or, if sooner, by December 31, 1997.

   (g) If a Participant becomes "permanently disabled" while a Director of the Bank and the Participant's status as a Director terminates, then, notwithstanding any other restrictions on exercisability which might otherwise exist, any unexercised Option which is then outstanding may be fully exercised by the Participant or the Participant's legally appointed guardian or personal legal representative(s) or person holding a valid power of attorney which is sufficient, in the opinion of the Corporation's Board of Directors, for such purpose; provided, however, that the Option will lapse to the extent the Option shall not have been fully exercised by such person(s) within one year from the date of commencement of the Participant's permanent disability or, if sooner, by December 31, 1997. For this purpose, a condition of "permanent disability" shall exist if documented by a signed written opinion of a currently licensed medical doctor reasonably satisfactory to the Corporation's Board of Directors, which written opinion shall set forth, without limitation, a medical opinion that the Participant is permanently disabled, the reasons for such disability, and the date of commencement of the permanent disability.

6. PRICE AND PAYMENT FOR SHARES

   (a) Regardless of the fair market value of the Stock on the date Options are granted, all Options will be granted to purchase Stock at the price of Twelve Dollars and Fifty Cents ($12.50) per share, subject to adjustment as provided in
(S)9 below. Such price is determined by the Corporation's Board of Directors to be the fair market value of the Common Stock on the date of adoption of the Plan by the Board of Directors.

   (b) Shares may be issued only upon payment of the full purchase price. The aggregate purchase price payable for Stock upon the exercise of any granted Option shall be paid in cash or check acceptable to the Corporation's Board of Directors at the time of exercise of the Option.

7. NO RIGHTS TO CONTINUED POSITION AS DIRECTOR; NONTRANSFERABILITY OF OPTIONS; RESTRICTIONS ON TRANSFER OF STOCK ISSUED UPON EXERCISE OF OPTIONS

   (a) Nothing in this Plan or in any granted Option confers on any person any right to continue in the position of a Director of the Bank or the Corporation or to continue to perform services for the Corporation or the Bank.

   (b) No Option will be transferable by an Option holder other than by Will or the laws of descent and distribution. Options may be exercised only during the Option holder's lifetime by the Option Holder or, in the event of the Option Holder's incapacity or death, by the Option Holder's guardian or legal representative acting under state law and court supervision. More specifically, without limitation, no Option may be assigned, transferred (except as provided above), pledged or hypothecated in any way, nor shall it be assignable by operation of law or subject to execution, attachment, garnishment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof, and the levy of any execution, attachment, garnishment or similar process upon the Option, shall be null and void, and without force or effect.

   (c) The Corporation may, but shall not be obligated to, register shares to be issued upon exercise of the Options under the Securities Act of 1933 or any State securities law. In the event the shares so issued are not registered, the Corporation may place restrictive legends on all certificates for shares issued upon exercise of an Option, and the Corporation's Board of Directors may require standard written investment representations from a purchaser of the Stock as a condition precedent to the issuance of Stock upon exercise of an Option.

8. AGREEMENT WITH OPTION HOLDERS

   Each grant of an Option will be evidenced by a written agreement executed by the Participant and the Corporation which refers to the Plan and describes the terms of the Option, including the date, purchase price, applicable periods, and other terms and conditions, as may be required or permitted by the Corporation's Board of Directors or applicable securities laws.

9. ANTI-DILUTION AND OTHER ADJUSTMENTS

   The number of shares of Stock subject to, and the option price of, unexercised Options shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or subdivision of shares, exchange of shares or other change in the capital of the Corporation effected without receipt of consideration by the Corporation; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The determination of the Corporation's Board of Directors as to what adjustments shall be made shall be conclusive; however, no such adjustments may materially change the value of benefits available to a Participant under a previously granted Option without the Participant's consent.

10. WITHHOLDING, TAX DEPOSIT OR SIMILAR REQUIREMENTS

   If withholding of tax and/or deposit of an amount to be credited toward a Participant's tax liability should be required as a condition of the Corporation's obtaining a tax deduction or other benefit related to a Participant's exercise of an Option granted hereunder, then as a condition of issuing shares of Stock to a Participant upon exercise of an Option, the Corporation may require that such withholding or deposit requirement be complied with prior to or concurrently with the issuance of Stock.

11. FRACTIONAL SHARES

   The Corporation shall not be required to issue any fractional shares of Stock pursuant to the exercise of any Option. The Corporation's Board of Directors in its discretion may provide either for the elimination of fractional shares or the settlement thereof in cash.

12. AMENDMENT OF THE PLAN

  (a) The Corporation's Board of Directors may at any time, and from time to time, amend or modify the Plan in any respect; provided, however, that unless also approved or ratified by the vote of a majority of the outstanding shares of Stock entitled to vote thereon and represented at a meeting of the holders thereof at which a quorum is present, any such amendment or modification shall not:

  (1) subject to the provisions of (S)9 hereof, increase the maximum number of shares for which Options may be granted;

  (2) change the class of persons eligible to participate in the Plan;

  (3) change the formula for granting Options to Participants; or

  (4) otherwise cause Rule 16b-3 under the Securities Exchange Act of 1934 to cease to be applicable to the Plan.

   (b) Failure to ratify or approve amendments or modifications to (S)12(a)(1) through (S)12(a)(4), inclusive, by the vote of a majority of the outstanding shares of Stock entitled to vote thereon as described above shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions, sections and subsections of the Plan will remain in full force and effect.

   (c) No such amendment or modification may adversely affect the rights of a Participant under an outstanding Option without the Participant's consent.

13. EFFECTIVE DATE OF PLAN

   The Plan shall become effective, and Options may be granted thereunder, only upon the Plan's approval by the vote of a majority of the outstanding shares of Stock entitled to vote thereon and represented at a meeting of the holders thereof at which a quorum is present.

14. TERMINATION OF THE PLAN

   The Corporation's Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of the Participant, adversely affect the Participant's rights under a previous grant.

15. APPLICABLE LAW

   The Plan will be administered in accordance with the laws of the State of New Jersey and applicable rules and regulations of the Securities and Exchange Commission referred to herein.

GREAT FALLS BANCORP
55 Union Boulevard
Totowa, New Jersey  07512

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints Toby W. Giardiello, Naqi A. Naqvi and Robin A. Peterson, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of GREAT FALLS BANCORP to be held at the main office of Great Falls Bank, 55 Union Boulevard, Totowa, New Jersey on Tuesday, April 18, 1995 at 4:00 p.m., and at any adjournment thereof, on all matters coming before such meeting.

 1. ELECTION OF DIRECTORS: Nominees: GEORGE E. IRWIN AND ALFRED R. URBANO (three-year term)

     [ ] VOTE FOR all nominees listed, except as marked to the contrary (if any)
     [ ] To withhold your vote for any individual nominee, print that nominee's name on the line below)


     [ ]  WITHHOLD AUTHORITY TO VOTE for all nominees

2.  TO ADOPT THE GREAT FALLS BANCORP 1995 STOCK OPTION PLAN
     [ ]     FOR     [ ]    AGAINST

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1 and 2 and the Proxies will be authorized to vote this Proxy in their discretion upon such other business as may properly come before the meeting.


Please sign below exactly as name appears on the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                        ------------------------------
                                                 SIGNATURE


                                        ------------------------------
                                                 SIGNATURE



                             Dated:                              , 1995
                                    ----------------------------

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PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE
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